UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 3, 2011
QR Energy, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35010	90-0613069
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)
5 Houston Center
1401 McKinney Street, Suite 2400
Houston, Texas 77010
(Address of principal executive office) (Zip Code)
(713) 452-2200
(Registrants’ telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On October 3, 2011, QR Energy, LP, a Delaware limited partnership (the “Partnership”) closed its previously announced acquisition of certain oil and natural gas properties concentrated in Texas, Oklahoma and New Mexico (the “Assets”) pursuant to a Purchase and Sale Agreement (the "Purchase Agreement”), by and among the Partnership, QRE Operating, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Partnership (“OLLC”), Quantum Resources A1, LP, a Delaware limited partnership (“QRA”), QAB Carried WI, LP, a Delaware limited partnership (“QAB”), QAC Carried WI, LP, a Delaware limited partnership (“QAC”), and Black Diamond Resources, LLC, a Delaware limited liability company (“Black Diamond,” and collectively with QRA, QAB and QAC, the “Sellers”) in exchange for the assumption of $227 million of debt which was repaid at closing with $234 million of borrowings (which includes $7 million of estimated transaction fees) from the Partnership’s revolving credit facility and the issuance by the Partnership to the Sellers of 16,666,667 units of a new class of Partnership units designated as “Class C Convertible Preferred Units.”
     The Class C Convertible Preferred Units will receive a quarterly cash distribution equal to a 4.0% annual coupon on the par value of $21.00 for the first three years following the date of issuance of the Class C Convertible Preferred Units. After three years, the quarterly cash distribution will be equal to the greater of (a) $0.475 per unit or (b) the cash distribution payable on each Common Unit for such quarter. The Class C Convertible Preferred Units have a par value of $21.00 and are convertible into common units representing limited partner interests in the Partnership (“Common Units”) on a one-to-one basis, subject to adjustment.
     Holders may convert the Class C Convertible Preferred Units to Common Units on a one-to-one basis during the first two years after the issuance date following 30 consecutive trading days during which the volume-weighted average price for Common Units equals or exceeds $27.30 per Common Unit. In addition, holders may convert the Class C Convertible Preferred Units to Common Units on a one-to-one basis anytime after two years from the issuance date.
     If the holders have not converted the Class C Convertible Preferred Units to Common Units by the third anniversary of the issuance date, the Partnership may force conversion on a one-to-one basis, provided that conversion is in the 30 calendar days following 30 consecutive trading days during which the volume-weighted average price for Common Units equals or exceeds (1) $30.00, provided that (a) an effective shelf registration statement covering resales for the converted units is in place or (2) $27.30, provided that (a) above is satisfied and (b) there exists an arrangement for one or more investment banks to underwrite the converted unit sale following conversion (with proceeds equal to not less than $27.30 less (i) a standard underwriting discount and (ii) a customary discount not to exceed 5% of $27.30).
     The Partnership may force conversion on a one-to-one basis after the fifth anniversary of the issuance date, provided that the conversion is in the 30 calendar days following 30 consecutive trading days during which the volume-weighted average price for Common Units equals or exceeds $27.30 and an effective shelf registration statement covering resales for the converted units is in place.
Credit Facility Amendment
     The assumed debt was repaid using borrowings under the Partnership’s revolving credit facility. In connection with the acquisition, on October 3, 2011, the Partnership entered into the First Amendment to the Credit Agreement among the Partnership, the General Partner, OLLC as Borrower, Wells Fargo Bank, National Association as Administrative Agent and the other lenders party thereto (the “Credit Facility Amendment”), which amends the Credit Agreement dated as of December 22, 2010. The Credit Facility Amendment, among other things, increased the borrowing base by $300 million related to the proved reserves acquired from the Sellers, resulting in a total borrowing base of $630 million.
     Borrowings under the credit facility are secured by liens on at least 80% of the Partnership’s oil and natural gas properties and all of the Partnership’s equity interests in OLLC and any future guarantor subsidiaries. Borrowings bear interest at either (i) for base rate borrowings, the greater of the prime rate of Wells Fargo Bank, National Association, the federal funds effective rate plus 0.50%, and the one-month adjusted LIBOR plus 1.0%, all of which would be subject to a margin that varies from 0.75% to 1.75% per annum according to the borrowing base usage (which is the ratio of outstanding borrowings and letters of credit to the borrowing base then in effect), or (ii) for Eurodollar borrowings, the applicable LIBOR plus a margin that varies from 1.75% to 2.75% per annum according to the borrowing base usage. The unused portion of the borrowing base is subject to a commitment fee of 0.50% per annum.
     The Credit Facility Amendment also modified certain provisions and covenants of the revolving credit facility to allow for the successful consummation of the transactions related to the Purchase Agreement and the issuance of the Class C Convertible Preferred Units. The Credit Facility Amendment also brings five new lenders into the syndicate, each of which becoming fully obligated under the terms of the revolving credit facility as amended. Finally, the Credit Facility Amendment allows for the Class C Amendment (as defined below).
     Affiliates of the following lenders under the Partnership’s credit facility have performed from time to time and may be performing investment banking, advisory and other services for the Partnership: Wells Fargo Bank, National Association.
Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of QR Energy, LP
     In connection with the closing of the transactions contemplated by the Purchase Agreement, on October 3, 2011, QRE GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”) entered into Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of the Partnership (the “Class C Amendment”). The Class C Amendment designated and created the Class C Convertible Preferred Units and set forth the rights, preferences and privileges of such units, including the respective conversion rights held by the Sellers and the Partnership.
Registration Rights Agreement
     Also in connection with the closing of the transactions contemplated by the Purchase Agreement, on October 3, 2011, the Sellers and the Partnership entered into a Registration Rights Agreement (the “Registration Rights Agreement”), which granted certain registration rights to the Sellers, including rights to (a) cause the Partnership to file with the Securities and Exchange Commission up to five shelf registration statements under the Securities Act of 1933, as amended (the “Securities Act”) for the resales of the Common Units to be issued upon conversion of the Class C Convertible Preferred Units, and in certain circumstances, the resales of the Class C Convertible Preferred Units, and (b) participate in future underwritten public offerings of the Partnership’s Common Units.
     The Sellers may exercise their right to request that a shelf registration statement be filed any time after June 1, 2012. In addition, the Partnership has agreed to use commercially reasonable efforts (a) to prepare and file a shelf registration statement within 60 days of receiving a request from the Sellers and (b) to cause the shelf registration statement to be declared effective by the Securities and Exchange Commission no later than 180 days after its filing. The Registration Rights Agreement contains customary representations, warranties and covenants, and customary provisions regarding rights of indemnification between the parties with respect to certain applicable securities law liabilities.
     The foregoing summaries of the Purchase Agreement, the Class C Amendment, the Credit Facility Amendment and the Registration Rights Agreement do not purport to be complete, and are qualified in their entirety by reference to the Purchase Agreement filed as Exhibit 2.1 hereto, the Class C Amendment filed as Exhibit 3.1 hereto, the Registration Rights Agreement filed as Exhibit 4.1 hereto and the Credit Facility Amendment filed as Exhibit 10.1 hereto, each of which is incorporated herein by reference.
Relationships
     Entities controlled by affiliates of the Sellers own the General Partner and, after giving effect to the transactions contemplated by the Purchase Agreement, such entities own approximately (i) 11.3 million of the Partnership’s outstanding Common Units, (ii) 7.1 million of the Partnership’s subordinated units representing limited partner interests, and (iii) 16.7 million Class C Convertible Preferred Units issued in connection with the transactions contemplated by the Purchase Agreement, for an aggregate limited partner interest of approximately 67%. Certain officers and directors of the Sellers or their affiliates serve as officers and/or directors of the General Partner.
     Each of the Sellers is part of a group of entities formed for the purpose of acquiring oil and natural gas properties (the “Fund”). In connection with the initial public offering of the Partnership’s Common Units, the Fund and its affiliates contributed certain oil and natural gas properties to the Partnership. The Partnership is a party to an omnibus agreement with the Fund and its affiliates that governs the Partnership’s relationship with the Fund and its affiliates with respect to, among other items, business opportunities.
     The Board of Directors of the General Partner approved the transactions described herein based on a recommendation from its conflicts committee, which consists entirely of directors meeting the New York Stock Exchange listing standards for independence. The conflicts committee retained independent legal and financial advisors to assist it in evaluating and negotiating the transaction.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     The information set forth under Item 1.01 above with respect to the acquisition by the Partnership of the Assets from the Sellers pursuant to the Purchase Agreement is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation.
     The information set forth under Item 1.01 above under the heading “Credit Facility Amendment” is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
     The information set forth under Item 1.01 above with respect to the issuance by the Partnership of Class C Convertible Preferred Units pursuant to the Purchase Agreement is incorporated herein by reference. The Class C Convertible Preferred Units were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act.
Item 3.03. Material Modifications to Rights of Security Holders
     The information set forth under Item 1.01 above with respect to the entry into the Class C Amendment by the General Partner in connection with the designation and creation of the Class C Convertible Preferred Units is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The information set forth under Item 1.01 above with respect to the entry into the Class C Amendment by the General Partner in connection with the designation and creation of the Class C Convertible Preferred Units is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On October 4, 2011, the Partnership issued a press release announcing the closing of the acquisition of the Assets from the Sellers as contemplated by the Purchase Agreement and the related transactions. A copy of the press release is furnished as Exhibit 99.1 hereto.
     The information being furnished pursuant to Item 7.01 of this Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise be subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
     The Partnership will file the financial statements as required by this Item not later than 71 days after the date on which this Form 8-K is required to be filed.
(b) Pro Forma Financial Information.
     The Partnership will file the financial statements as required by this Item not later than 71 days after the date on which this Form 8-K is required to be filed.
(d) Exhibits.

Exhibit No.	Description

2.1	Purchase and Sale Agreement, dated as of September 12, 2011, by and among QR Energy, LP, QRE Operating, LLC, Quantum Resources A1, LP, QAB Carried WI, LP, QAC Carried WI, LP, and Black Diamond Resources, LLC (incorporated herein by reference to Exhibit 2.1 to the Form 8-K filed September 12, 2011)

3.1	Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of QR Energy, LP, dated as of October 3, 2011

4.1	Registration Rights Agreement, dated as of October 3, 2011, by and among QR Energy, LP, Quantum Resources A1, LP, QAB Carried WI, LP, QAC Carried WI, LP, and Black Diamond Resources, LLC

10.1	First Amendment to the Credit Agreement, dated as of October 3, 2011, by and among QR Energy, LP, QRE GP, LLC, QRE Operating, LLC as Borrower, Wells Fargo Bank, National Association as Administrative Agent and the other lenders party thereto

99.1	QR Energy, LP Press Release dated October 4, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QR Energy, LP By: QRE GP, LLC, its general partner
By:	/s/ Gregory S. Roden
	Name:	Gregory S. Roden
	Title:	Vice President and General Counsel

Dated October 5, 2011

Exhibit Index

Exhibit No.	Description

2.1	Purchase and Sale Agreement, dated as of September 12, 2011, by and among QR Energy, LP, QRE Operating, LLC, Quantum Resources A1, LP, QAB Carried WI, LP, QAC Carried WI, LP, and Black Diamond Resources, LLC (incorporated herein by reference to Exhibit 2.1 to the Form 8-K filed September 12, 2011)

3.1	Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of QR Energy, LP, dated as of October 3, 2011

4.1	Registration Rights Agreement, dated as of October 3, 2011, by and among QR Energy, LP, Quantum Resources A1, LP, QAB Carried WI, LP, QAC Carried WI, LP, and Black Diamond Resources, LLC

10.1	First Amendment to the Credit Agreement, dated as of October 3, 2011, by and among QR Energy, LP, QRE GP, LLC, QRE Operating, LLC as Borrower, Wells Fargo Bank, National Association as Administrative Agent and the other lenders party thereto

99.1	QR Energy, LP Press Release dated October 4, 2011